Exhibit 99.1
                                                                    ------------

   BMW Vehicle Lease Trust 2000-A
   Collection Period Ending: 08/31/01
   Distribution Date: 09/25/01
   ----------------------------------------------------------------------------------------------------------------------

   Balances
   ----------------------------------------------------------------------------------------------------------------------
                                                                         Initial          Period End
      Securitization Value                                        $1,547,538,089      $1,125,830,088
      Reserve Account                                                $81,245,750        $104,458,821
      Class A-1 Notes                                               $180,000,000                  $0
      Class A-2 Notes                                               $600,000,000        $358,291,999
      Class A-3 Notes                                               $300,000,000        $300,000,000
      Class A-4 Notes                                               $389,660,000        $389,660,000
      Subordinated Note                                              $30,951,089         $30,951,089
      Class B Certificates                                           $46,927,000         $46,927,000

   Current Collection Period
   ----------------------------------------------------------------------------------------------------------------------

      Beginning Securitization Value                              $1,189,302,864
         Principal Reduction Amount                                  $63,472,775
      Ending Securitization Value                                 $1,125,830,088

      Calculation of Required 2000-A SUBI Collection Account Amount
         Collections
            Receipts of Monthly Payments                             $22,652,599
            Sale Proceeds                                            $11,354,825
            Termination Proceeds                                     $37,823,386
            Recovery Proceeds                                           $695,536
         Total Collections                                           $72,526,346

         Servicer Advances                                           $16,615,699
         Reimbursement of Previous Servicer Advances                ($13,391,144)

      Required 2000-A SUBI Collection Account Amount                 $75,750,902

   Servicer Advance Amounts
   ----------------------------------------------------------------------------------------------------------------------

      Beginning Period Unreimbursed Previous Servicer Advance        $21,261,869
      Current Period Monthly Payment Advance                          $1,603,405
      Current Period Sales Proceeds Advance                          $15,012,294
      Current Reimbursement of Previous Servicer Advance            ($13,391,144)
      Ending Period Unreimbursed Previous Servicer Advances          $24,486,425

   Collection Account
   ----------------------------------------------------------------------------------------------------------------------

      Deposits to 2000-A SUBI Collection Account                     $75,750,902
      Withdrawals from 2000-A SUBI Collection Account
         Servicing Fees                                                 $991,086
         Note Distribution Account Deposit                            $6,163,140
         Reserve Fund Deposit - Subordinated Noteholder Interest        $180,548
         Certificate Distribution Account Deposit                       $273,741
         Monthly Principal Distributable Amount                      $63,472,775
         Reserve Fund Deposit - Excess Collections                    $4,669,612
         Payments to Transferor                                               $0
      Total Distributions from 2000-A SUBI Collection Account        $75,750,902

   Note Distribution Account
   ----------------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                   $69,635,915
      Amount Deposited from the Reserve Account                               $0
      Amount Paid to Noteholders                                     $69,635,915

   Certificate Distribution Account
   ----------------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                      $273,741
      Amount Deposited from the Reserve Account                               $0
      Amount Paid to Certificateholders                                 $273,741

   BMW Vehicle Lease Trust 2000-A
   Collection Period Ending: 08/31/01
   Distribution Date: 09/25/01
   ----------------------------------------------------------------------------------------------------------------------

   Distributions
   ----------------------------------------------------------------------------------------------------------------------

      Monthly Principal Distributable Amount                     Current Payment      Ending Balance Per $1,000   Factor
      Class A-1 Notes                                                         $0                  $0     $0.00     0.00%
      Class A-2 Notes                                                $63,472,775        $358,291,999   $105.79    59.72%
      Class A-3 Notes                                                         $0        $300,000,000     $0.00   100.00%
      Class A-4 Notes                                                         $0        $389,660,000     $0.00   100.00%
      Subordinated Note                                                       $0         $30,951,089     $0.00   100.00%
      Class B Certificates                                                    $0         $46,927,000     $0.00   100.00%

      Interest Distributable Amount                              Current Payment          Per $1,000
      Class A-1 Notes                                                         $0               $0.00
      Class A-2 Notes                                                 $2,337,280               $3.90
      Class A-3 Notes                                                 $1,660,000               $5.53
      Class A-4 Notes                                                 $2,165,860               $5.56
      Subordinated Note                                                 $180,548               $5.83
      Class B Certificates                                              $273,741               $5.83

   Carryover Shortfalls
   ----------------------------------------------------------------------------------------------------------------------

                                                              Prior Period Carryover  Current Payment Per $1,000
      Class A-1 Interest Carryover Shortfall                                  $0                  $0        $0
      Class A-2 Interest Carryover Shortfall                                  $0                  $0        $0
      Class A-3 Interest Carryover Shortfall                                  $0                  $0        $0
      Class A-4 Interest Carryover Shortfall                                  $0                  $0        $0
      Subordinated Note Interest Carryover Shortfall                          $0                  $0        $0
      Certificate Interest Carryover Shortfall                                $0                  $0        $0

   Reserve Account
   ----------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                              $104,458,821
      Beginning Period Amount                                       $104,458,821
      Net Investment Earnings                                           $292,960
      Current Period Deposit                                          $4,850,160
      Reserve Fund Draw Amount                                                $0
      Release of Excess Funds                                         $5,143,119
      Ending Period Required Amount                                 $104,458,821
      Ending Period Amount                                          $104,458,821

   Residual Value Losses
   ----------------------------------------------------------------------------------------------------------------------

                                                                  Current Period          Cumulative
      Net Sale Proceeds                                               $6,651,362         $24,451,178
      Residual Values                                                 $7,110,615         $25,870,840
      Residual Value Losses                                             $459,253          $1,419,662

   Receivables Data
   ----------------------------------------------------------------------------------------------------------------------

      Beginning of Period Lease Balance                           $1,310,557,881
      End of Period Lease Balance                                 $1,239,883,876

      Delinquencies Aging Profile - End of Period Lease Balance    Dollar Amount          Percentage
         Current                                                  $1,143,680,289              92.24%
         1-29 days                                                   $86,250,348               6.96%
         30-59 days                                                   $8,338,544               0.67%
         60-89 days                                                   $1,245,625               0.10%
         90-119 days                                                    $261,424               0.02%
         120+ days                                                      $107,645               0.01%
         Total                                                    $1,239,883,876             100.00%
         Delinquent Receivables +30 days past due                     $9,953,239               0.80%

      Credit Losses                                               Current Period          Cumulative
         Liquidated Lease Balance                                     $1,029,902          $4,925,479
         Liquidation Proceeds                                           $693,083          $3,463,766
         Recovery Proceeds                                                    $0             $35,535
         Net Credit Losses                                              $336,819          $1,426,178



   Note: Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.